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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NEON Systems, Inc, (the "Company") on Form 10-Q for the period ending December 31, 2002 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Brian D. Helman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Brian D. Helman
-------------------

Brian D. Helman

Chief Financial Officer

February 12, 2003

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